UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2019

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Term Loan Agreement

On May 3, 2019, Sorrento Therapeutics, Inc. (the “Company”), certain of the Company’s domestic subsidiaries (the “Guarantors”), certain funds affiliated with Oaktree Capital Management, L.P. and Oaktree Fund Administration, LLC (the “Agent”) entered into an amendment (the “Amendment”) to that certain Term Loan Agreement, dated as of November 7, 2018, by and among the Company, the Guarantors, the lenders party thereto (the “Lenders”) and the Agent, as administrative and collateral agent (the “Original Agreement”).

Pursuant to the Original Agreement, the Lenders previously provided a senior secured first lien term loan facility to the Company consisting of an initial term loan of $100.0 million (the “Initial Loan”) and agreed to provide an additional term loan of $50.0 million, subject to the achievement of certain commercial and financial milestones between August 7, 2019 and November 7, 2019 (the “Delayed Draw Eligibility Event”), and the satisfaction of certain customary conditions (the “Original Delayed Draw Term Loan”).

Under the terms of the Amendment, among other things, the Lenders agreed to make available to the Company $20.0 million of the Original Delayed Draw Term Loan, notwithstanding that the Delayed Draw Eligibility Event has not occurred (the “Early Delayed Draw Loan”). The Lenders also agreed to loan the Company the remaining $30.0 million of the Original Delayed Draw Term Loan upon the satisfaction of the Delayed Draw Eligibility Event (the “Remaining Delayed Draw Term Loan” and, together with the Initial Loan and the Early Delayed Draw Loan, the “Term Loans”). The Term Loans, other than the Early Delayed Draw Loan, will mature on November 7, 2023. The Early Delayed Draw Loan will mature on May 3, 2020; however, if the Delayed Draw Eligibility Event has occurred on or prior to such date, the Early Delayed Draw Loan will mature on November 7, 2023. The Term Loans may be prepaid by the Company, in whole or in part at any time, subject to a prepayment fee. Upon any prepayment or repayment of all or a portion of the Term Loans (including the Early Delayed Draw Loan and the Remaining Delayed Draw Term Loan), the Company has agreed to pay the Lenders an exit fee equal to 1.25% of the principal amount paid or prepaid. The Early Delayed Draw Loan was funded on May 3, 2019.

In connection with the Amendment, on May 3, 2019, the Company issued to the Lenders warrants to purchase an aggregate of 1,333,304 shares of the Company’s common stock (the “2019 Warrants”). The 2019 Warrants have an exercise price per share of $3.94, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will be exercisable from November 3, 2019 through November 3, 2029 and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the 2019 Warrants (the “2019 Warrant Shares”), in which case the 2019 Warrants shall also be exercisable on a cashless exercise basis.

Amendment No. 1 to Registration Rights Agreement

In connection with the Amendment, on May 3, 2019, the Company and the Lenders entered into an amendment (the “RRA Amendment” and, together with the Amendment and the 2019 Warrants, the “Transaction Documents”) to that certain Registration Rights Agreement, dated as of November 7, 2018, by and among the Company and the parties identified on Schedule A thereto. Under the terms of the RRA Amendment, the Company agreed to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) for the purpose of registering for resale the 2019 Warrant Shares by no later than the 45th day following the issuance of the 2019 Warrants.

The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Transaction Documents, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Transaction Documents are incorporated herein by reference only to provide investors with information regarding the terms of the Transaction Documents, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing descriptions of the Amendment, the 2019 Warrants and the RRA Amendment do not purport to be complete and are qualified in their entirety by reference to the copy of the Amendment, the form of 2019 Warrant and the RRA Amendment filed herewith as Exhibits 10.1, 4.1 and 4.2, respectively. Certain terms of the Amendment have been omitted from this Current Report on Form 8-K and have been omitted from the version of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K pursuant to Item 601(b)(10) of Regulation S-K because such terms are both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 regarding the Amendment is hereby incorporated by reference in its entirety into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained under Item 1.01 regarding the 2019 Warrants is hereby incorporated by reference in its entirety into this Item 3.02. The 2019 Warrants and the 2019 Warrant Shares (collectively, the “Securities”) were offered and sold to the Lenders on May 3, 2019 in a transaction exempt from registration under the under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Lenders represented that such Lender was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, warrants or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Warrant, dated May 3, 2019, issued by Sorrento Therapeutics, Inc.

4.2	Amendment No. 1 to the Registration Rights Agreement, dated as of May 3, 2019, by and among Sorrento Therapeutics, Inc. and the persons party thereto.

10.1*+	Amendment No. 1 to Term Loan Agreement, dated as of May 3, 2019, by and among Sorrento Therapeutics, Inc., certain subsidiaries of Sorrento Therapeutics, Inc., as guarantors, certain funds affiliated with Oaktree Capital Management, L.P. and Oaktree Fund Administration, LLC.

* Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. The Company hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

+ Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: May 3, 2019	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer